Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Trustees
Delaware Group Tax-Free Money Fund

In planning and performing our
audit of the financial statements
of the Delaware Group Tax-Free
Money Fund (the "Fund") for the
year ended April 30, 2005, we
considered its internal control,
including control activities for
safeguarding securities, in order
to determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, not to provide assurance on
internal control.

The management of the Fund is
responsible for establishing and
maintaining internal control. In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. Generally,
controls that are relevant to an
audit pertain to the entity's
objective of preparing financial
statements for external purposes
that are fairly presented in
conformity with U.S. generally
accepted accounting principles.
Those controls include the
safeguarding of assets against
unauthorized acquisition, use, or
disposition.

Because of inherent limitations in
internal control, error or fraud
may occur and not be detected.
Also, projection of any evaluation
of internal control to future
periods is subject to the risk that
it may become inadequate because of
changes in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards of the
Public Company Accounting Oversight
Board (United States). A material
weakness is a condition in which
the design or operation of one or
more of the internal control
components does not reduce to a
relatively low level the risk that
misstatements caused by error or
fraud in amounts that would be
material in relation to the
financial statements being audited
may occur and not be detected
within a timely period by employees
in the normal course of performing
their assigned functions. However,
we noted no matters involving
internal control and its operation,
including controls for safeguarding
securities, that we consider to be
material weaknesses as defined
above as of April 30, 2005.

This report is intended solely for
the information and use of
management and the Board of
Trustees of the Fund and the
Securities and Exchange Commission
and is not intended to be and
should not be used by anyone other
than these specified parties.



		Ernst & Young LLP

June 10, 2005